Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2012
Common Shares Excluded from Calculation of Net Loss Per Common Share

The following table sets forth the potential common shares excluded from the calculation of net loss per common share because their inclusion would be anti-dilutive:

	December 31,
	2012	2011
Options to purchase RXi common stock	63,847,938	—
Common stock underlying Series A Preferred Stock	711,223,622	—
Warrants to purchase common stock	138,462	—

Total	775,210,022	—